[Boarder Omitted]

Number                                                     Shares

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                     [Logo]
                                 4HEALTH, INC.

                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH
                                                              CUSIP  351043 10 4
                                  COMMON STOCK

This Certifies that:


is the owner of

     FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF $.01 PAR VALUE EACH OF

                                 4HEALTH, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Utah, and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     The Corporation is authorized to issue different classes of shares and different series within classes. The board of directors of the Corporation has the right to issue different classes and series within classes and to fix the designations, preferences, limitations, and relative rights for any existing or future class or series. The Corporation will furnish any shareholder, without charge, a statement of the designations, preferences, limitations, and relative rights of each different class or series on written request by the shareholder.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers,
                                   COUNTERSIGNED:

DATED:                                  ZIONS FIRST NATIONAL BANK
                                       Salt Lake City, Utah 84111
                                                   TRANSFER AGENT

                                   By:
                                      ---------------------------
                                               AUTHORIZED OFFICER

                                [Corporate Seal]


            SECRETARY                          PRESIDENT





     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common         UNIF GIFT MIN ACT -- Custodian
     TENANT -- as tenants by the entireties       (Cust)    (Minor)
     JT TEN -- as joint tenants with right of     under Uniform Gifts to Minors
               survivorship and not as tenants    Act
               in common                               (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                      hereby sell, assign and transfer unto
                    --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

=================================================================


- ------------------------------------------------------------------------------
Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   -------------------------------------------
Attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
       -----------------------==


                              NOTICE:  THE SIGNATURE TO THIS
                              ASSIGNMENT MUST CORRESPOND WITH THE
                              NAME AS WRITTEN UPON THE FACE OF THE
                              CERTIFICATE IN EVERY PARTICULAR,
                              WITHOUT ALTERATION OR ENLARGEMENT
                              OF ANY CHANGE WHATEVER.





                    THIS SPACE MUST NOT BE COVERED IN ANY WAY